1
Coast Business Credit(R)


                 Fifth Amendment to Loan and Security Agreement


Borrower:     NTN Communications, Inc.
Address:      5966 La Place Court, Suite 100
              Carlsbad, California 92008

Borrower:     Buzztime Entertainment, Inc.
Address:      5966 La Place Court, Suite 100
              Carlsbad, California 92008

Date:         March 25, 2002


THIS FIFTH AMENDMENT TO THE SCHEDULE TO THE LOAN AND SECURITY AGREEMENT ("Fifth Amendment") is entered into as of the above date between COAST BUSINESS CREDIT, a division of Southern Pacific Bank ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025, NTN Communications, Inc. ("NTN") whose chief executive office is located at the above address ("NTN's Address") and Buzztime Entertainment, Inc. ("Buzzztime") whose chief executive office is located at the above address ("Buzztime's Address"). NTN and Buzztime shall be collectively referred to as Borrower. This Fifth Amendment shall for all purposes be deemed to be a part of the Loan and Security Agreement, as amended ("Loan Agreement"), and the same is an integral part of the Loan Agreement.


                              CONSENT AND APPROVAL


1. Coast hereby consents and approves Borrower's request to acquire the assets of the Zoom Communications division of Brandmakers, Inc., a Utah corporation ("Brandmakers") by and through Borrower's newly created wholly owned subsidiary, NTN Wireless Communications, Inc., a Delaware corporation ("NTN Wireless").

2. Coast hereby consents and approves Borrower's request to downstream to NTN Wireless up to One Hundred Thousand Dollars ($100,000.00). Notwithstanding the preceding, NTN will be allowed to make a one time payment to Bankers Capital in an amount not exceeding Sixty Six Thousand Dollars ($66,000) in order to fully pay an existing secured debt of Brandmakers. NTN Wireless will repay NTN the full amount of this payment as the receivables used to collateralize the original loan are received.

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

3. Coast hereby consents and approves Borrower's request to add NTN Wireless as a co-borrower under the Loan Agreement and all documents related thereto (collectively, "Loan Documents").

4. NTN Wireless agrees to be bound by all of the terms and conditions in the Loan Documents.

                                    AMENDMENT


1. The Loan Documents are hereby amended in all respects to define "Borrower" as including, jointly and severally, NTN Wireless.

2. Section 6.3 of the Schedule to the Loan Agreement entitled "Other Locations and Addresses" is hereby amended to add 140 Satellite Blvd., Suite C, Suwanee, GA 30024.


    CONDITIONS PRECEDENT TO EFFECTIVENESS OF FIFTH AMENDMENT


1. NTN Wireless shall comply with each and every condition precedent contained in the Loan Documents.

2. Coast shall have received confirmation, in form and substance acceptable to Coast, that it has a duly perfected first priority security interest in and to all of the assets of NTN Wireless.

3. NTN Wireless shall execute the Joint and Several Borrower Rider, a copy of which is attached hereto as Exhibit "A" and incorporated herein by this reference.

4. Borrower shall provide Coast with a copy of the Articles of Incorporation of NTN Wireless.

5.  Coast's satisfactory review of the executed asset purchase agreement.

6.  NTN Wireless shall become a party to the existing Lockbox Agreement.


    EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, ALL OF THE TERMS AND CONDITIONS OF THE LOAN AND SECURITY AGREEMENT AND ALL OTHER DOCUMENTS AND AGREEMENTS BETWEEN COAST AND BORROWER SHALL CONTINUE IN FULL FORCE AND EFFECT AND THE SAME ARE HEREBY RATIFIED AND AFFIRMED. THE WAIVERS AND CONSENTS CONTAINED HEREIN DO NOT CONSTITUTE A WAIVER OR CONSENT OF ANY OTHER PROVISION OR TERM OF THE LOAN AND SECURITY AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT, NOR AN AGREEMENT TO WAIVE OR CONSENT TO ANY TERM OR CONDITION OF THE LOAN AND SECURITY AGREEMENT NOR ANY RELATED DOCUMENT OR AGREEMENT IN THE FUTURE.

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


Borrower:                                    Coast:
   NTN COMMUNICATIONS, INC.                  COAST BUSINESS CREDIT, a division
                                             of Southern Pacific Bank

   By:_______________________________
      Stanley B. Kinsey, CEO                 By:_______________________________
                                                Mike Richman, Vice President

   And by:____________________________
          James B. Frakes, CFO

Borrower:
   BUZZTIME ENTERTAINMENT, INC.


   By:_______________________________
      Stanley B., Kinsey, Chairman

   And by:____________________________
          James B. Frakes, CFO


ACKNOWLEDGED AND ACCEPTED.

Borrower:
NTN WIRELESS COMMUNICATIONS, INC.


By:__________________________
Name:
Title:


And by:_______________________
Name:
Title:




        Signature page to Fifth Amendment to Loan and Security Agreement



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


                        JOINT AND SEVERAL BORROWER RIDER



        This JOINT AND SEVERAL BORROWER RIDER (this "Rider"), dated as of March 26, 2002, is executed by and among NTN Communications, Inc. ("NTN"), Buzztime Entertainment, Inc. ("Buzztime") and NTN Wireless Communications, Inc., ("NTN Wireless") which are sometimes collectively referred to herein as "Borrowers" and each individually as a "Borrower", in favor of and delivered to COAST BUSINESS CREDIT(R) ("Coast"), a division of Southern Pacific Bank, a California corporation.

        WHEREAS, Borrowers are contemporaneously herewith executing and delivering to Coast that certain Fifth Amendment ("Amendment") to that certain Loan and Security Agreement, dated as of August 6, 1999 (the "Agreement"), whereby NTN Wireless is being added jointly and severally as a co-borrower under the Agreement (the Agreement and the Amendment, together with any and all other agreements, instruments and documents executed by Borrowers in connection therewith, and as all of the foregoing may be amended, restated, supplemented or modified from time to time in accordance with their terms, are collectively referred to herein as the "Loan Documents"):

        WHEREAS, NTN and Buzztime, on or about ________ entered into a Second Amendment to the Agreement and a Joint and Several Borrower Rider wherein Buzztime was added to the Agreement as a co-borrower.

        WHEREAS, each Borrower is interested in the financial success of the other Borrowers and each Borrower will directly and materially benefit from the financial accommodations which Coast will extend to all Borrowers pursuant to the Loan Documents; and

        WHEREAS, in order to induce Coast to extend financial accommodations to Borrowers, and in consideration thereof, Borrowers have agreed to execute and deliver this Rider to Coast, which Rider shall be a rider to the Loan Documents.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Each Borrower agrees that it is jointly and severally, directly and primarily liable to Coast for payment in full of all amounts owing to Coast under the Loan Documents, whether for principal, interest or otherwise, and regardless of the date such amounts were extended, including all amounts owing as of the date hereof (collectively, the "Obligations") and that such liability is independent of the duties, obligations, and liabilities of the other Borrowers. Coast may bring a separate action or actions on each, any, or all of the Obligations against any Borrower, whether action is

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brought against the other Borrowers or whether the other Borrowers are joined in such action. In the event that any Borrower fails to make any payment of any Obligations on or before the due date thereof, the other Borrowers immediately shall cause such payment to be made or each of such Obligation to be performed, kept, observed, or fulfilled.

        2. The Loan Documents are a primary and original obligation of each Borrower, are not the creation of a surety relationship, and are an absolute, unconditional, and continuing promise of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the Loan Documents. Each Borrower agrees that its liability under the Loan Documents shall be immediate and shall not be contingent upon the exercise or enforcement by Coast of whatever remedies it may have against the other Borrowers, or the enforcement of any lien or realization upon any security Coast may at any time possess. Each Borrower consents and agrees that Coast shall be under no obligation to marshal any assets of any Borrower against or in payment of any and all of the Obligations.

        3. Each Borrower acknowledges that it is presently informed as to the financial condition of the other Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower hereby covenants that it will continue to keep informed as to the financial condition of the other Borrowers, the status of the other Borrowers and of all circumstances which bear upon the risk of nonpayment. Absent a written request from any Borrower to Coast for information, such Borrower hereby waives any and all rights it may have to require Coast to disclose to such Borrower any information which Coast may now or hereafter acquire concerning the condition or circumstances of the other Borrowers.

        4. The liability of each Borrower under the Loan Documents includes Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Obligations after prior Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Borrower hereby waives any right to revoke its liability under the Loan Documents as to future indebtedness, and in connection therewith, each Borrower hereby waives any rights it may have under Section 2815 of the California Civil Code. If such a revocation is ineffective notwithstanding the foregoing waiver, each Borrower acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Coast, (b) no such revocation shall apply to any Obligations in existence on such date (including, any subsequent continuation, extension, or renewal thereof, or

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

change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Coast in existence on the date of such revocation, (d) no payment by such Borrower or from any other source prior to the date of such revocation shall reduce the maximum obligation of the other Borrowers, hereunder, and (e) any payment by such Borrower or form any source other than Borrowers, subsequent to the date of such revocation, shall first be applied to that portion of the Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of each Borrower hereunder.

        5.  (a)  Each  Borrower  absolutely,  unconditionally,   knowingly,  and
expressly waives:

                 (i) (1) notice of acceptance hereof; (2) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations; (3) notice of the amount of the Obligations, subject, however, to each Borrower's right to make inquiry of Coast to ascertain the amount of the Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of the other Borrowers or of any other fact that might increase such Borrower's risk hereunder; (5) notice of presentment for demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any unmatured event of default or event of default under the Loan Documents; and (7) all other notices (except if such notice is specifically required to be given to Borrowers hereunder or under the Loan Documents) and demands to which such Borrower might otherwise be entitled.

                 (ii) its right, under Sections 2845 or 2850 of the California Civil Code, or otherwise, to require Coast to institute suit against, or to exhaust any rights and remedies which Coast has or may have against, the other Borrowers or any third party, or against any collateral for the Obligations provided by the other Borrowers, or any third party. In this regard, each Borrower agrees that it is bound to the payment of all Obligations, whether now existing or hereafter accruing, as fully as if such Obligations were directly owing to Coast by such Borrower. Each Borrower further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid) of the other Borrowers or by reason of the cessation from any cause whatsoever of the liability of the other Borrowers in respect thereof.

                 (iii) (1) any rights to assert against Coast any defense (legal or equitable), set-off, counterclaim, or claim which such Borrower may now or at any time hereafter have against the other Borrowers or any other party liable to Coast; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or

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

enforceability of the Obligations or any security therefor; (3) any defense such Borrower has to performance hereunder, and any right such Borrower has to performance hereunder, and any right such Borrower has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising, by reason of: the impairment or suspension of Coast's rights or remedies against the other Borrowers; the alteration by Coast of the Obligations; any discharge of the other Borrower's obligations to Coast by operation of law as a result of Coast's intervention or omission; or the acceptance by Coast of anything in partial satisfaction of the Obligations; (4) the benefit of any statute of limitations affecting such Borrower's liability hereunder or the enforcement thereof, any act which shall defer or delay the operation of any statute of limitations applicable to the Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Borrower's liability hereunder.

            (b) Each Borrower absolutely, unconditionally, knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Coast including any defense based upon an election of remedies by Coast under the provisions of Sections 580a 580b, 580d, and 726 of the California Code of Civil Procedure or any similar law of California or any other jurisdiction; or (ii) any election by Coast under Bankruptcy Code Section 1111(b) to limit the amount of, or any collateral securing, its claim against the Borrowers. Pursuant to California Civil Code Section 2856(b):

         "Each Borrower waives all rights and defenses arising out of an election of remedies by the creditor; even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Borrower's rights of subrogation and reimbursement against the other Borrowers by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise."

If any of the Obligations at any time are secured by a mortgage or deed of trust upon real property, Coast may elect, in its sole discretion, upon a default with respect to the Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Loan Documents, without diminishing or affecting the liability of any Borrower hereunder except to the extent the Obligations are repaid with the proceeds of such foreclosure. Each Borrower understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Coast nonjudicially to foreclosure such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Borrower against the other Borrowers or other guarantors of sureties, and (b) absent the waiver given by such Borrower, such an election would prevent Coast from enforcing the Loan Documents against such Borrower. Understanding the foregoing, and

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understanding  that such  Borrower  is  hereby  relinquishing  a defense  to the enforceability of the Loan Documents, such Borrower hereby waives any right to assert against Coast any defense to the enforcement of the Loan Documents, whether denominated "estoppel" or otherwise, based on or arising from an election by Coast nonjudicially to foreclose any such mortgage or deed of trust. Each Borrower understands that the effect of the foregoing waiver may be that each Borrower may have liability hereunder for amounts with respect to which such Borrower may be left without rights of subrogation, reimbursement, contribution, or indemnity against the other Borrower or other guarantors or sureties. Each Borrower also agrees that the "fair market value" provisions of
Section  580a  of  the  California   Code  of  Civil  Procedure  shall  have  no
applicability with respect to the determination of such Borrower's liability under the Loan Documents.

            (c) Each Borrower hereby absolutely, unconditionally, knowingly, and expressly waives; (i) any right of subrogation such Borrower has or may have as against the other Borrowers with respect to the Obligations; (ii) any right to proceed against the other Borrowers or any other person or entity, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which such Borrower may now have or hereafter have as against the other Borrowers with respect to the Obligations; and (iii) any right to proceed or seek recourse against or with respect to any property or asset of the other Borrowers.

            (d) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS RIDER, EACH BORROWER HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821,
2822, 2825, 2839, 2845, 2848, 2849, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE
SECTIONS 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

        6. Each Borrower consents and agrees that, without notice to or by such Borrower, and without affecting or impairing the liability of such Borrower hereunder, Coast may, by action or inaction:

            (a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents, or any part thereof, with respect to the other Borrowers;

            (b) release the other  Borrowers or grant other  indulgences  to the


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other Borrowers in respect thereof; or

            (c) release or substitute any other guarantor, if any, of the Obligations, or enforce, exchange, release, or waive any security for the Obligations or any other guaranty of the Obligations, or any portion thereof.

        7. Coast shall have the right to seek recourse against each Borrower to the fullest extent provided for herein, and no election by Coast to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Coast's right to proceed in any other form of action or proceeding or against other parties unless Coast has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Coast under the Loan Documents shall serve to diminish the liability of any Borrower under this Rider except to the extent that Coast finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

        8. The Obligations shall not be considered indefeasibly paid for purposes of this Rider unless and until all payments to Coast are no longer subject to any right on the part of any person, including any Borrower, any Borrower as a debtor in possession, or any trustee (whether appointed pursuant to 11 U.S.C., or otherwise) of any Borrowers' assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. Upon such full and final performance and indefeasible payment of the Obligations, Coast shall have no obligation whatsoever to transfer or assign its interest in the Loan Documents to any Borrower. In the event that, for any reason, any portion of such payments to Coast is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and each Borrower shall be liable for the full amount Coast is required to repay plus any and all costs and expenses (including attorneys' fees and attorneys' fees incurred pursuant to 11 U.S.C ) paid by Coast in connection therewith.

        9. At the request of Borrowers to facilitate and expedite the administration and accounting processes and procedures of their borrowings under the Agreement, Coast has agreed, in lieu of maintaining separate loan accounts on Coast's books in the name of each of the Borrowers, that Coast may maintain a single loan account under the name of all of the Borrowers (the "Loan Account"). Loans made under the Agreement shall be made jointly and severally to Borrowers and shall be charged to the Loan Account, together with all interest and other charges as permitted under and pursuant to this Agreement. The Loan Account shall be credited with all repayments of Obligations received by Coast, on behalf of Borrowers, from any Borrower pursuant to the terms of the Agreement. Additionally, Borrowers shall maintain a single bank account in the name of all Borrowers to which Coast shall deposit

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the proceeds of all loans made pursuant to the Loan Documents.

        10. Coast shall render to NTN, on behalf of all Borrowers, one statement of the Loan Account, which shall be deemed to be an account stated as to each Borrower and which will be deemed correct and accepted by each Borrower unless Coast receives a written statement of exceptions from any Borrower within thirty
(30) days after such statement has been rendered by Coast. Each Borrower hereby expressly agrees and acknowledges that Coast shall have no obligation to account separately to such Borrower.

        11. Requests for advances under the Agreement may be made by any Borrower, pursuant to the terms thereof. Each Borrower expressly agrees and acknowledges that Coast shall have no responsibility to inquire into the correctness of the apportionment or allocation of or any disposition by any of Borrowers of (a) any advances or loans under the Agreement, or (b) any of the expenses and other items charged to the Loan Account pursuant to the Agreement. All such advances and loans and such expenses and other items shall be made for the collective, joint, and several account of Borrowers and shall be charged to the Loan Account.

        12. Each Borrower agrees and acknowledges that the administration of the Agreement on a combined basis, as set forth in this Rider, is being done as an accommodation to Borrower and at their request, and that Coast shall incur no liability to any of Borrowers as a result thereof. To induce Coast to do so, and in condition thereof, each of Borrowers hereby agrees to indemnify and hold Coast harmless form and against any and all liability, expense, loss, damage, claim of damage, or injury, made against Coast by any of Borrowers or by any other person or entity, arising from or incurred by reason of such administration of the Agreement.

        13. Each Borrower represents and warrants to Coast that the collective administration of the loans is being undertaken by Coast pursuant to this Rider because Borrowers are integrated in their operation and administration and require financing on a basis permitting the availability of credit from time to time to each of Borrowers. Each Borrower will derive benefit, directly and indirectly, from such collective administration and continued successful performance of the integrated group.

        14. This Rider shall append and shall be part and parcel of the Loan Documents; and this Rider shall be governed by and construed in accordance with all of the terms of the Loan Documents.

        IN WITNESS WHEREOF, this Rider has been executed and delivered as of the date first above written.

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

Borrower:

   NTN COMMUNICATIONS, INC.


   By:_______________________________
      Stanley B. Kinsey, CEO


   And by:____________________________
          James B. Frakes, CFO

Borrower:

   BUZZTIME ENTERTAINMENT, INC.


   By:_______________________________
      Stanley B. Kinsey, Chairman


   And by:____________________________
          James B. Frakes, CFO

Borrower:

   NTN WIRELESS COMMUNICATIONS, INC.


   By:_______________________________



   And by:____________________________




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          Continued Signature page to Joint and Several Borrower Rider









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